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                                                                       EXHIBIT A

                    THIRD AMENDMENT TO TAX SHARING AGREEMENT


         This is the Third Amendment dated as of January 1, 2001 to the TAX SHARING AGREEMENT entered into as of June 24, 1992 (as amended on February 28, 1995 and January 1, 1997) (as so amended, the "Agreement"), by and among MAFCO HOLDINGS INC., a Delaware corporation ("Parent"), REVLON HOLDINGS INC., a Delaware corporation ("Holdings"), REVLON, INC., a Delaware corporation ("Public Co."), REVLON CONSUMER PRODUCTS CORPORATION, a Delaware corporation ("Operating Co.") and the Subsidiaries of Public Co. that are signatories hereto (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement).

                                    RECITALS

         The Agreement provides that Public Co. shall make certain payments in respect of taxes to Holdings and Operating Co. and its Subsidiaries shall make certain payments to Public Co. in respect of taxes under circumstances as provided in the Agreement. The parties desire to amend the Agreement as set forth herein.

                                    AGREEMENT

         For good and valuable consideration, the parties hereto agree as follows:

         1. Deletion of Section 6(c). Section 6(c) of the Agreement is hereby deleted in its entirety.

         2. This Third Amendment shall be effective as of January 1, 2001. Except as amended by this Third Amendment, the Agreement shall remain unchanged and in full force and effect.

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         IN WITNESS WHEREOF, each of the parties has caused this Third Amendment to be executed by its respective duly authorized officer as of the date first above written.
                                            MAFCO HOLDINGS INC.


                                            By:        /s/ Glenn P. Dickes
                                                 Name:     Glenn P. Dickes
                                                 Title:    Senior Vice President

                                            REVLON HOLDINGS INC.

                                            By:        /s/ Stanley B. Dessen
                                                 Name:     Stanley B. Dessen
                                                 Title:    Senior Vice President

                                            REVLON, INC.

                                            By:        /s/ Stanley B. Dessen
                                                 Name:     Stanley B. Dessen
                                                 Title:    Senior Vice President

                                            REVLON CONSUMER PRODUCTS CORPORATION

                                            By:        /s/ Stanley B. Dessen
                                                 Name:     Stanley B. Dessen
                                                 Title:    Senior Vice President

                                            ALMAY, INC.
                                            CARRINGTON PARFUMS LTD.
                                            COSMETICS & MORE INC.
                                            CHARLES REVSON INC.
                                            NORTH AMERICA REVSALE INC.
                                            OXFORD PROPERTIES CO.
                                            PACIFIC FINANCE & DEVELOPMENT CORP.
                                            PPI TWO CORPORATION
                                            PRESTIGE FRAGRANCES, LTD.
                                            REVLON CONSUMER CORP.
                                            REVLON GOVERNMENT SALES, INC.
                                            REVLON INTERNATIONAL CORPORATION
                                            REVLON PRODUCTS CORP.



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                                            REVLON REAL ESTATE CORPORATION
                                            RIROS CORPORATION
                                            RIROS GROUP INC.
                                            RIT INC.

                                            For and on behalf of the
                                            above-listed companies:

                                             By:       /s/ Stanley B. Dessen
                                                 Name:     Stanley B. Dessen
                                                 Title:    Vice President



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